Exhibit 99.2
 Investor PresentationSeptember 2021

 Disclaimers and Notes  In General. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.” Prior to November 19, 2019, our corporate name was New Media Investment Group Inc. ("New Media" or "Legacy New Media"), and Gannett Co., Inc. ("Legacy Gannett") was a separate publicly traded company. On November 19, 2019, New Media acquired Legacy Gannett (the "Acquisition"). In connection with the Acquisition, Legacy Gannett became a wholly owned subsidiary of New Media, and New Media's name was changed to Gannett Co., Inc. (also referred to as “Gannett,” “we,” “us,” “our” or the “Company”).Confidential Information. The information contained in this Presentation has been prepared solely by the Company for private and confidential use and is not to be reproduced or distributed. This Presentation may include material non-public information and is not to be used for trading or investing purposes with respect to the Company's securities. The Presentation is provided for informational purposes only and does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscriber for, equity interests or securities of any kind, nor shall there be any sale, issuance or transfer of any such securities in any state of jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Cautionary Statement Regarding Forward-Looking Statements. Certain statements in this Presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our operating priorities, our expectations, in terms of both amount and timing, with respect to implementation of synergies, realization of cost savings, debt repayment, real estate and other asset sales, debt refinancing, future growth and revenue trends, liquidity benefit under CARES Act provisions, our ability to grow Adjusted EBITDA, our digital revenue performance, our offerings, growth of and demand for our digital-only subscriptions and digital marketing and advertising services, our ability to grow our client base, our ability to capitalize on positive digital media tailwinds, our ability to sustain margins, market share opportunities, our ability to remediate a material weakness in our internal controls over financial reporting, and our ability to influence trends. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. Many of these risks and uncertainties are beyond our control. The Company can give no assurance its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Presentation. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this presentation. Except as otherwise required by law, the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.Past Performance.  In all cases where historical performance is presented, please note that past performance is not a reliable indicator of future results and should not be relied upon as the basis for making an investment decision.  This Presentation is not an offer to sell, nor a solicitation of an offer to buy, any securities.Non-GAAP Measures. A non-GAAP financial measure is generally defined as one that purports to measure historical or future financial performance, financial position, or cash flows, but excludes or includes amounts that would not be so excluded or included in the most comparable U.S. generally accepted accounting principles (“U.S. GAAP”) measure. Gannett uses non-GAAP financial performance and liquidity measures to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures, which may not be comparable to similarly titled measures reported by other companies, should not be considered in isolation from or as a substitute for the related GAAP measures and should be read together with financial information presented on a GAAP basis. This Presentation includes non-GAAP measures, such as Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Net Income (loss) attributable to Gannett and same store revenue. Year-over-year same store revenue changes are calculated based on GAAP revenue for Gannett for the current period, excluding (1) exited operations, (2) currency impacts, and (3) deferred revenue impacts related to our acquisition of Legacy Gannett in the fourth quarter of 2019. See the “Appendix” in this presentation for information regarding these non-GAAP measures, including reconciliations to the most directly comparable GAAP financial measure.

 Presenters    Mike ReedChairman and Chief Executive Officer  Doug HorneChief Financial Officer

Agenda

- Company Overview and Business Update
- Financial and Key Credit Highlights
- Refinancing Transactions
- Appendix

GANNETT
4

 Company Overview & Business Update

   6  Gannett operates a scalable, data-driven digital media platform that is fully aligned with consumer and digital marketing trends. We are a subscription-led and digitally focused media and marketing solutions company that is committed to empowering communities to thrive. Our strategy is focused on driving audience growth and engagement by delivering deeper content experiences to our consumers, while offering the products and marketing expertise our business partners desire.

Company History

New Media's acquisition of Legacy Gannett in November 2019 created the largest local-to-national media network in the U.S.

GANNETT

2015

Gannett separates from its broadcasting and digital businesses (now TEGNA)

NEWMEDIA INVESTMENT GROUP

2014

New Media launches as a public company

2019

New Media acquires Gannett for $2.1 billion in a cash and stock transaction in November[1]

2020

- ✓ Achieved **annualized synergies of $245 million**
- ✓ **Refinanced $497 million of debt** into 6% convertible notes due 2027
- ✓ **Early termination** of external management agreement

2021

- ✓ **Refinanced remaining $1.0 billion of debt** into Term Loan B due 2026
- ✓ **Achieved annualized synergy target of $300 million** and raised target to $325M annualized savings

1) Includes debt & pension assumed with purchase.

GANNETT
7

Gannett At-a-Glance

Gannett is a digitally focused content company that empowers communities to thrive by providing clarity, connections, and solutions for consumers and businesses

- ✓ The **largest owner** of daily newspapers in the United States and community newspapers in the United Kingdom
- ✓ **Strong local and national brands create significant scale** for marketing B2C and B2B products:
  - **Advertising**, print & digital, across multiplatform media network and partners
  - **Digital marketing services** to help SMBs generate digital leads
  - **Content subscriptions**, both print and digital-only, for consumers
  - Organize **local community events** in–person and virtually
  - Ancillary offerings, like **commercial printing** for other publishers

Revenue by segment LTM Q2 21



Events
1%
Digital Marketing Services
13%
Other
8%
Circulation
40%
Advertising
38%

174M unique visitors monthly

12.5M US daily & UK weekly print readership

Distribution footprint



250 local dailies + USA TODAY in the US

120+ community newspapers in the UK

Note: Data as of Q2 2021.

GANNETT

8

Leading multiplatform media and marketing company

Strong digital engagement	**174M** Unique monthly visitors	**4.8B** Pageviews	**312M** Video views (on platform)	**11M+** Twitter followers	**74%** Exclusive mobile unique visitors
Trusted, known brands	USA TODAY	LOCALiQ	REACHLOCAL (PART OF THE USA TODAY NETWORK)	Humankind (FROM USA TODAY)	Golfweek (PART OF USA TODAY SPORTS)
Significant reach	**3.7M** Paid subscribers	**1.4M** Digital-only paid subscribers	**9.8M** Local US daily & UK weekly print readership	**2.7M** Daily USA TODAY print readership	**600+** Communities served
Select local titles	THE ARIZONA REPUBLIC	The Columbus Dispatch	The Record	The Providence Journal	Courier Journal

Gannett is positioned as the local and national leader in news and digital marketing solutions, serving 175K+ businesses globally

Note: Data as of Q2 2021

GANNETT
9

   Shift in mix to recurring revenue from DMS and Circulation  Shift from traditional print and digital advertising, which faces secular declines, to stable recurring circulation and digital marketing services and higher digital base.   Total Digital(1) %  Digital revenue includes Digital advertising and marketing services revenues, Digital-only circulation revenues, and Digital syndication and affiliate revenues.

Significant Achievement Against Priorities

Continued momentum in 2021 in executing our key initiatives

Accelerate Digital Growth and Optimize Traditional Business

- Total digital revenues account for 32.2% of total revenues in the second quarter of 2021, up 33% year over year on same store basis
- Launched digital subscription model at USA TODAY and other subscription products including USA TODAY crosswords app and Sports+
- ~1.4M paid digital subscribers at end of Q2 2021, up 41% year over year
- Continued improvement in same store circulation revenue trends
- Reduced reliance on print advertising (represents less than 25% of revenue in 2021 Q2 YTD)

Implement $300M in Synergies by Year End 2021

- Achieved $300M annualized run rate in Q1 2021, ahead of targeted timeline
- Raised target to $325M annualized run rate by year end 2021

Continue Normal Course Cost Reduction Programs to Mitigate Pandemic

- $125-150M temporary savings put in place in early 2020 in response to COVID-19 pandemic
- Implemented $160M annualized permanent savings mid 2020
- Q1 2021 total operating expenses down over 20% year over year, Q2 2021 flat despite significant temporary actions in place in 2020

GANNETT
11

Significant Achievement Against Priorities (Cont’d)

Committed to rapidly de-leveraging our balance sheet with a target of <1.0x first lien net leverage by end of 2022

Continue to Rationalize Asset Portfolio

- Since closing the acquisition of Legacy Gannett in November 2019, 154 real estate and non-strategic asset sales have been completed totaling $259M
- $60M of asset sales in 2021 year to date[1]
- Significant opportunity to further rationalize the real estate portfolio
  - Continue to project approximately $100M total real estate and asset sales in 2021

Aggressively Pay Down Debt

Actions To-Date

- In November 2020, refinanced $497M of original 11.5% term loan with issuance of 6% convertible notes due in 2027
  - Reduced annual interest expense by approximately $28M
- In February 2021, refinanced remaining 11.5% term loan by closing on $1.045B 5-year, senior secured term loan
  - Reduced annual cash interest by approximately $90M before the impact of asset sales
- Year to date, paid down Term Loan $104M, with current balance at $925.7M
  - Additional $26.1M of principal payments scheduled or planned before September 30, 2021
- Reduced first lien net leverage from 3.5x at acquisition close to 1.8x at the end of Q2 2021

Proposed Transaction

- Seeking to opportunistically refinance existing Term Loan B with a new Direct Term Loan and new Senior Secured Notes
- Materially reduces interest expense
- Diversifies funding sources by accessing the high yield market

1) As of 09/17/2021

GANNETT
12

Key Operating Pillars

Accelerate digital subscriber growth

- Goal to reach 10 million digital-only subscriptions in the next 5 years, inclusive of new offerings tailored to specific users
- Anchored on high-quality, original, impactful journalism and premium content experiences

Drive digital marketing services growth

- Significant digital scale
- Leverage integrated sales structure and lead generation strategy to grow client base
- Data and insights inform new and dynamic marketing products and services

Optimize traditional print business

- Optimizing our pricing and improving customer service for our print subscribers
- Print advertising continues to offer a compelling branding opportunity across our U.S. and U.K. operations

Prioritize investments in growth businesses

- Identify, test, and invest in opportunities for growth
- Examples include:
  - USA TODAY NETWORK Ventures (Events + Promotions)
  - Reviewed.com
  - USA TODAY Sports Media Group
  - Online sports betting / gaming partnership with Tipico USA Technology, Inc.

Build on inclusive & diverse culture

- Progress toward stated 2025 workforce diversity goals
- Align our culture around empowering our communities to thrive and putting our customers at the center of everything we do

GANNETT
13

 Financial and Key Credit Highlights

 Key Credit Highlights  Highly resilient, “must–have” nature of local community journalism and high-quality content   Subscription–based, recurring revenue model with flexible cost structure supports sustainable margins  Experienced management team with commitment to operational excellence and conservative fiscal policy  Growth segments are well–positioned to capitalize on positive digital media tailwinds  Attractive cash flow profile with low capital intensity facilitates rapid deleveraging  1  2  4  5  6  Portfolio scale provides revenue diversification  3

1 Highly resilient, "must-have" nature of local community journalism and high-quality content

- Gannett brands are highly trusted, long-standing community cornerstones
  - Over 80% have been published for more than 100 years
- Reach 1 in 2 U.S. adults, and over 10 million people read our print papers every day
  - Young audience at scale – reaching 50 million millennials and 12 million Gen Z[1]
- Non-commoditized, hyper-local content that can not be found elsewhere
  - Local government and politics
  - High school sports
  - Legal notes and obituaries
  - Community events
- Consumers turn to trusted journalism in times of crisis
  - COVID-19 pandemic
  - Racial injustice

3.7M total subscribers
(Print + Digital in U.S. and U.K.)[2]

USA TODAY Network Unique Visitors[3]


COVID-19 outbreak
Natural disasters
Presidential election
Racial injustice
140M
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21

1) 2020 comScore Multi-Platform
2) As of Q2 2021
3) comScore Unique visitors (inclusive of US only)

GANNETT
16

2 Growth segments are well–positioned to capitalize on positive digital media tailwinds

Our leading content presence and unrivaled reach at the national and local community levels has allowed our business model to evolve away from its print beginnings and into a digital future

USA TODAY NETWORK | LOCALiQ | USA TODAY SPORTS Bets By tipico SPORTSBOOK

Digital Subscriptions

- **New subscriber products to expand TAM**
  - USA TODAY, Crossword, and Sports+
  - Test & learn new content categories beyond news
- **Optimize Content, Product, and Marketing**
- **Data Foundation and Agile Growth Rhythm**

Digital Marketing Solutions

- **LOCALiQ's scale and local market footprint via our publishing properties offers a competitive advantage**
  - With over 30 million small businesses in the U.S., Gannett has the opportunity to capture significant market share

Prioritize Investments in Growth

- **Live and Virtual community events expert, hosting 210+ high school sports, community choice, and endurance events digitally in 2020**
- **Signed strategic sports betting agreement with Tipico USA Technology, Inc.**

GANNETT
17

2

Digital Only Subscriber Growth

Digital-only subscription growth is accelerated by four key priorities

- **Subscriber growth is accelerating**, with paid digital-only subscribers in Q2 2021 growing 41% over the prior year quarter to approximately 1.4M
  - 120K net new subscribers in Q1 2021 and 160K net new subscribers in Q2 2021 represented **largest in-quarter adds to date** at the time
- **New product launches continue to increase TAM**
  - USA TODAY subscription model launched in Q2 2021
  - Crossword Subscription App launched in July 2021
  - Sports+ Premium Subscription Product launched in September 2021
- **Optimize Content, Product, Marketing**
  - Elevated customer experience
  - Personalization and subscriber only features
  - Mobile-first native and immersive experiences
- **Strengthen Retention & Diversify Subscriber Acquisition**
  - Enhanced creative & content marketing
  - Build habits with intelligent triggers
  - New acquisition channels
- **Data Foundation & Agile Growth Rhythm**
  - Higher velocity of test & learn
  - Increased customer research
  - Machine learning

Digital-only Subscription Growth


0.86M
0.89M
0.98M
1.06M
1.10M
1.22M
1.38M
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21


1.5M
1.4M
1.2M
37% YoY
41% YoY
45% YoY
0.9M
1.0M
1.1M
Jan
Feb
Mar
Apr
May
Jun
July
Aug
Sept
2020
2021

GANNETT

18

2

Drive Digital Marketing Services Growth

Significant local community footprint coupled with trusted brands and in-market sales teams

- Digital marketing solutions segment revenue of $110M in Q2 **grew 21.5% year-over-year** on same store basis
  - Core platform revenue[(1)], which accounts for 95% of segment revenue, **grew 33% year-over-year** with significant growth in ARPU
- Digital marketing services revenue derived from the Publishing segment grew 41% year-over-year in Q2 and 17% quarter over quarter, reflecting **the highest digital marketing services revenue within the segment to date**
- Segment margins of 11.4% in Q2, **strongest margin to date**
- **Focus areas in 2021 and beyond:**
  - Leverage inside and local market sales teams
  - Create a more scalable service model
  - Increase penetration of current advertising clients
  - Transform and expand our product experience and offerings

Core Platform Metrics



Revenue (M)
$93
$79
$90
$96
$94
$105
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q2 2021 - 33% growth YOY



Client Count (K) (2)
13.3
13.6
15.3
Q4 20
Q1 21
Q2 21



Client Budget Retention (3)
96.0%
96.4%
95.9%
Q4 20
Q1 21
Q2 21

1) Core platform revenue is defined as revenue derived from customers utilizing our proprietary digital marketing services platform that are sold by either our direct or local market teams.
2) Client count is derived from the active number of clients each month averaged over the course of the quarter.
3) Client Budget Retention is defined as the percentage of client spend under our management that is retained from month to month

GANNETT

19
19

3

Portfolio scale provides revenue diversification

Revenue diversification due to geographic, product, and customer mix


USA TODAY
Kitsap Sun
Great Falls Tribune
The Bulletin
The Register-Guard
CROOKSTON TIMES
Burlington Free Press
Democrat & Chronicle
Argus Leader.
journal sentinel
Detroit Free Press
reno gazette journal
The Sun Times
The Columbus Dispatch
northjersey.com
Des Moines Register
THE TELEGRAM
THE NEWS JOURNAL
VENTURA COUNTY STAR
The Spectrum.
BC Democrat
The Enquirer
IndyStar.
COLORADOAN
THE EXAMINER
SALINA JOURNAL
The News Leader
The Desert Sun
courier journal
The Daily Independent
Citizen Times
azcentral.
fo
The Fayetteville Observer
commercial appeal
Greenville News
DAILY TIMES
Helena-Arkansas
Montgomery Advertiser
Clarion Ledger
El Paso Times
The Times
The Florida Times-Union
Herald Tribune
NEWS-JOURNAL
Caller Times

Geographic footprint does not align us to any single market or region

Offer a broad range of products to both consumers and businesses

Products are attractive to wide range of businesses and industry categories

Serve over 175K businesses
Largest client is ~0.3% of total revenue

GANNETT
20

 Gannett’s predictable and recurring revenue drives stable Adj. EBITDA margins (1) even during periods of economic disruption  Subscription–based, recurring revenue model supports sustainable margins  Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP figures. Refer to Appendix for reconciliation of non-GAAP figures.   Subscription-Based Revenue  Recurring Digital Advertising Revenue   Stable Adj. EBITDA Margins(1)  71%  53%    Note: LTM 2021 Q2 Circulation revenue  Note: LTM 2021 Q2 Digital Media/Classified and DMS Revenue  4

Proven history of strong expense mitigation

- Track record of strong expense management
  - **Match expense reductions** to secular declines to preserve margins
  - Despite COVID-19 pandemic, **maintained margin profile**
  - **~70%** of expense base is variable: headcount, M&D, COGS
- Levers to consider if growth does not occur on plan, or should print trends worsen:
  - Halting investments
  - Printing frequency and delivery
  - Elimination of lower margin free advertising driven print products
  - Further consolidation of manufacturing & delivery footprint
  - Migration of certain titles to digital-only distribution
  - Corporate restructuring – executive team, cross-functional model, outsourcing, etc.

Operating Expenses ($M)



$3,940
$3,915
$3,697
$2,991
$2,818
$1,009
$984
$877
$782
$757
$823
$848
$884
$744
$710
$236
$248
$208
$132
$113
$1,872
$1,835
$1,728
$1,333
$1,239
2017A
2018A
2019A
2020A
2021 Q2 LTM
Compensation
Newsprint & Ink
Outside Services
Other

Stable Adjusted EBITDA margins[1]



12%
12%
12%
12%
14%
2017
2018
2019
2020
2021 Q2 LTM

1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP figures. Refer to Appendix for reconciliation of non-GAAP figures.

GANNETT
22

5

Free cash flow profile and commitment to deleveraging

Significant Debt Repayment


$1,792M
$1,759M
$1,746M
$1,739M
$1,732M
$1,575M
$1,537M
$1,491M
$1,036M
$991M
Closing
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Acquisition Term Loan
5-Year Term Loan
2027 Convertible Notes
2024 Convertible Notes

Cumulative Cash Flow[1] – Adjusted EBITDA[2] less CapEx


$123M
$208M
$278M
$359M
$500M
$593M
$700M
Q4 '19 (L3M)
Q1 '20 (L6M)
Q2 '20 (L9M)
Q3 '20 (L12M)
Q4 '20 (L15M)
Q1 '21 (L18M)
Q2 '21 (L21M)

Quarterly CapEx	$18M	$14M	$8M	$7M	$8M	$8M	$8M

Commentary

- Strong cash flow generation due to synergies and growth in Digital segments has led to significant debt pay down
- Dividend eliminated in 2020 and no plans for share repurchase
- Optional prepayments of $35M in Q2 2021 and $27M in Q3 2021, along with first amortization payment of $26M in Q3 2021 will bring Term Loan below $900M
- Expect to achieve first lien net leverage of 1.0X Adjusted EBITDA by end of 2022

2019 data is pro forma for New Media and Legacy Gannett
1) Cumulative cash flow (defined as Adjusted EBITDA less CapEx) since the time of the acquisition of Legacy Gannett.
2) Adjusted EBITDA is a non-GAAP figure. Refer to Appendix for reconciliation of non-GAAP figures.

GANNETT
23

6 Experienced management team with commitment to operational excellence



Mike Reed, Chairman & Chief Executive Officer

- Joined Gannett, formerly GateHouse Media, in January of 2006 as Chief Executive Officer
- Officer of Community Newspaper Holdings, Inc., or "CNHI", a leading publisher of local news and information, following a term as the company's Chief Financial Officer



Mayur Gupta, Chief Marketing & Strategy Officer

- Served on Gannett's Board of Directors from October 2019 to September 2020, when he was named Chief Marketing and Strategy Officer
- Prior to joining Gannett, Mr. Gupta was Chief Marketing Officer at Freshly, a growing food-tech company as well as VP of Growth and Marketing at Spotify



Kris Barton, Chief Product Officer

- Named Chief Product Officer in November 2017
- Previously served as ReachLocal's Chief Product Officer, overseeing product and technology while the company grew from two to 15 products and expanded from three to 15 international markets, and received numerous industry awards



Doug Horne, Chief Financial Officer

- Joined Gannett in April 2020, responsible for leading the company's finance organization, helping to guide corporate strategy, and interfacing with Gannett's Board of Directors and investors
- More than 25 years experience in the media, entertainment and technology industries
- Previously served in roles at The We Company, Warner Media, and AOL



Kevin Gentzel, Chief Revenue Officer

- Joined Gannett as its first chief revenue officer in 2015 and leads all advertising and marketing solutions revenue in North America
- Under his leadership, Gannett has grown digital revenue and launched new monetization opportunities, including branded content, digital marketing solutions, and other digital ad innovations



Samantha Howland, Chief People Officer

- Prior to joining Gannett, she served as Chief People Officer at Mobiquity, a digital engagement agency
- Responsible for enabling high-performance cultures by bringing people processes in line with organizational strategy
- Well-regarded author of whitepapers, a lecturer and curriculum developer for elite business school programs

GANNETT
24

6

Gannett Leadership Bios



Polly Grunfeld Sack, Chief Legal Officer

- Joined Gannett, formerly GateHouse Media, as its chief legal officer in 2006 after 14 years with sports, media and entertainment company IMG, where she served as Senior Vice President and Director of Mergers and Acquisitions



Maribel Wadsworth, President of News and Publisher of USA TODAY

- Leader in Gannett for over 25 years ago, formerly Gannett's Chief Transformation and Strategy Officer
- Runs the news division of Gannett media, overseeing local news organizations and the flagship USA TODAY.
- Serves on the board of directors of the News Media Alliance and the International News Media Association



Bernie Szachara, President of U.S. Publishing Operations

- Prior to joining Gannett, served in a variety of executive circulation, IT and operations roles at The Denver Post and Gannett
- Experienced in corporate business strategy, operational integration and technology, and oversees all of Gannett's IT, manufacturing and distribution and commercial and consumer services operations



Henry Faure Walker, Newsquest Media Group CEO

- Joined Gannett in 2014, responsible for managing more than 165 regional news brands in the UK with an audience of 30 million
- Joined Newsquest from Johnston Press plc, where he served as Digital Director since 2010
- Chairman of the News Media Association



Jason Taylor, President of Events & Promotions

- Joined Gannett in 2015, as President of Western U.S. Publishing Operations and Publisher of the Las Vegas Review-Journal
- Leads Gannett's Events and Promotions business
- Recognized with numerous industry accolades including the Mega-Conference Innovator of the Year in 2019

GANNETT
25

 Financial Overview

Solid Execution Against Key Operating Pillars

Operational Results in Q2 2021:

Revenue of **$804.3 million** for the quarter, up **6.8%** year over year on a same store basis

- Same store revenue trend growth impacted by cycling of second quarter 2020, the quarter most negatively impacted by the COVID-19 pandemic

Total digital revenue of **$259.3 million** in Q2 2021, or **32.2%** of Q2 2021 revenue

- Digital revenue up 33% year over year on a same store basis

Adjusted EBITDA[3] of **$115.8 million**, representing a **14.4%** margin

- **Adjusted EBITDA[3] grew $37.8M** to prior year quarter and margin grew 420 basis points

Net income attributable to Gannett of **$15.1 million**

- Adjusted net income attributable to Gannett[3] of $30.1 million

$23.1M of Free Cash Flow[3]

Q2 2021 Key Metrics:

~1.4M
Digital Only Subscribers
Up 41% YOY

174M avg
Monthly Unique Visitors[1]
#6 In Nation

15.3K
Core Platform DMS Client Count[2]
Up 13% Quarter over Quarter

$46M
Debt Paydown

$11M
Asset Sales

$90M
Sports Betting Partnership Signed

1) Unique visitors from ComScore across US and UK. Ranking amongst media peers in US only.
2) Core platform customers are defined as customers utilizing our proprietary digital marketing services platform that are sold by either our direct or local market teams. Client count is derived from the active number of clients each month averaged over the course over the quarter.
3) Adjusted EBITDA, Adjusted net income attributable to Gannett, and Free Cash Flow are non-GAAP figures. Refer to Appendix for reconciliation of non-GAAP figures.

GANNETT
27
27

Q3 2021 Outlook

Same store **revenue growth** projected

- Continue to expect same store revenue growth year-over-year in Q3 2021

Adjusted **EBITDA[1] growth** expected

- Substantial growth year-over-year expected in Q3 2021
- Q3 margin expansion of more than 100 basis points projected over prior year quarter
  - While still growing over prior year, we now expect that our Q3 AEBITDA margin[1] will be between 12-13%, which is slightly below the 13.7% we generated during the first half of 2021, primarily a result of inflationary pressures on newsprint and delivery as well as the impact the resurgence of the COVID-19 pandemic has had on our events business and single copy circulation sales

Estimated **$130M of Cash** and cash equivalents on balance sheet at end of Q3 2021

5-Year Term Loan principal projected to be **below $900M** at end of Q3 2021

- Debt repayment $69M ahead of schedule expected at time of original refinancing

1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP figures. Refer to Appendix for reconciliation of non-GAAP measures

GANNETT

28

 Real Estate and Asset Sales  Since closing the acquisition of Legacy Gannett in November 2019, 154 sales have been completed totaling $259 millionReal estate sales totaled $161.0 million across 83 dealsNon-strategic asset sales totaled $98.0 million across 10 deals$60M of real estate and asset sales have been completed year to date in 2021Real estate portfolio opportunity remains significant, with ~$91 million currently under contract, negotiation or actively marketed  As of 09/17/2021  Real Estate Opportunity(1)  # of properties  Sales to Date  # of properties  18   18   35   2   16   11   12   32   20   31   29

Historical Annual Revenue Performance

	2017A	2018A	2019A	2020A	2021 Q2 LTM
Print Advertising	$1,669	$1,492	$1,298	$888	$827
Digital Classified	113	101	84	58	50
Digital Media	335	355	353	334	354
Advertising	**$2,117**	**$1,947**	**$1,735**	**$1,279**	**$1,231**
% growth y-o-y		*(8.0%)*	*(10.9%)*	*(26.3%)*	*(17.0%)*
Print Circulation	1,567	1,601	1,521	1,317	1,221
Digital Circulation	29	37	53	75	89
Circulation	**$1,595**	**$1,638**	**$1,574**	**$1,392**	**$1,310**
% growth y-o-y		*2.7%*	*(3.9%)*	*(11.6%)*	*(12.0%)*
Digital Marketing Services	**$422**	**$479**	**$466**	**$405**	**$418**
% growth y-o-y		*13.5%*	*(2.8%)*	*(13.2%)*	*(3.4%)*
Print	$12	$14	$16	$14	$12
Digital	4	7	10	12	13
Other Events	9	15	37	32	23
Events	**$25**	**$36**	**$63**	**$59**	**$49**
% growth y-o-y		*45.5%*	*75.0%*	*(6.5%)*	*(24.1%)*
Commercial Printing & Delivery	$224	$236	$229	$166	$163
All Other	106	106	115	105	$100
Other	**$330**	**$342**	**$344**	**$271**	**$263**
% growth y-o-y		*3.8%*	*0.5%*	*(21.2%)*	*(16.2%)*
Revenue	**$4,488**	**$4,443**	**$4,182**	**$3,406**	**$3,271**
% growth y-o-y		*(1.0%)*	*(5.9%)*	*(18.7%)*	*(13.5%)*

Note: 2017, 2018, and 2019 are proforma for New Media and Legacy Gannett.

Commentary

- **Advertising**
  - Secular decline in print advertising ongoing and is segment most impacted due to COVID-19 in 2020. YTD 2021, print advertising accounts for less than 25% of total revenue.
- **Circulation**
  - 2017-2019A stable revenue in print circulation
    - Decline in print circulation in 2020 from single copy due to limited travel offset and reduction
    - Despite the effects of COVID-19, Home Delivery subscribers very stable with 2.4M subscribers ending 2020
  - Digital circulation CAGR of over 30%
- **Digital Marketing Services**
  - Revenue stream is highly recurring and was quickest to rebound during COVID-19
  - Decline in 2018 to 2019 revenue performance was driven by international divestitures
  - Core platform revenue has grown sequentially each quarter since Q3 2020
- **Events and Promotions**
  - 2017-2019A # of events held increased by 69% from 255 to 432
  - Stable 2020 and 2021 revenue attributable to quickly pivoting to virtual events

GANNETT
30

Historical Financial Performance

- Steady AEBITDA margin[(1)] as the Company transitions revenue mix to DMS and Circulation
- $300M of annualized synergies implemented through Q1 2021
- Reduced operating expenses during COVID-19 to create $250+M in 2020 savings; distinct from synergies savings
- CapEx represents ~1.5% of revenue since 2017
- Reduced CapEx in 2020 to preserve liquidity during COVID-19

Operating Expenses ($M)



$3,940
$1,009
$823
$236
$1,872
$3,915
$984
$848
$248
$1,835
$3,697
$877
$884
$208
$1,728
$2,991
$782
$744
$132
$1,333
$2,818
$757
$710
$113
$1,239
2017A
2018A
2019A
2020A
2021 Q2 LTM
Compensation
Newsprint & Ink
Outside Services
Other

Adjusted EBITDA[(1)] ($M)



12.2%
11.9%
11.6%
12.2%
13.8%
$549
$527
$485
$414
$453
2017A
2018A
2019A
2020A
2021 Q2 LTM

Capital Expenditures ($M)



$83
$75
$67
$37
$31
2017A(2)
2018A (2)
2019A(2)
2020A
2021 Q2 LTM

Note: 2017, 2018, and 2019 are pro forma for New Media and Gannett.
1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP figures. Refer to Appendix for reconciliation of non-GAAP measures.
2) Represents consolidated New Media and Legacy Gannett capital expenditure per public filings.

GANNETT

31

 Refinancing Transactions

Refinancing Opportunity Summary

- Gannett Co., Inc. ("Gannett" or the "Company") is a publicly traded (NYSE: GCI), digitally focused media and marketing solutions company with an unmatched reach at the national and local level. Gannett touches millions of lives with Pulitzer Prize-winning content, consumer experiences and benefits, and advertiser products and services
  - Through the LTM period ending 06/30/2021, Gannett generated Revenue and Adjusted EBITDA[1] of $3.3 billion and $453 million, respectively
  - Business remains focused on accelerating long-term revenue growth by increasing digital-only subscriptions and reducing reliance on print with digital revenues up 33% YoY[2] and print advertising representing less than 25% of revenue YTD 2021
  - Gannett also continues to outperform synergy implementation plan with $300 million annualized savings achieved by Q1 2021 and $325 million annualized savings expected by year end 2021
- Since its February 2021 issuance, the Company has delivered on its goal of de-levering through asset sale proceeds and free cash flow generation by paying down ~$105 million of debt YTD and reduced gross leverage to 3.5x from 4.3x at closing of the Company's existing First Lien Senior Secured Term Loan B due 2026 (the "Existing Facility").
- Gannett is looking to opportunistically refinance its Existing Facility with (1) a new First Lien Senior Secured Direct Term Loan placed with funds affiliated with Apollo Capital Management, L.P. and (2) new First Lien Senior Secured Notes
  - Materially reduces interest expense by taking advantage of favorable debt market conditions
  - Diversifies funding sources through accessing the high yield market
- The financing will consist of:
  - Up to $550 million First Lien Senior Secured Direct Term Loan, completion of which is contingent upon the successful offering of senior secured notes
  - New First Lien Senior Secured Notes
  - Terms of both financings will be substantially consistent with the Existing Facility and both financings will be secured on a pari passu basis (and on a senior priority basis to the existing Second Lien Convertible Notes)
  - Transaction will be net leverage neutral and result in pro forma first lien and total net leverage of 1.8x and 3.1x, respectively, based on LTM 06/30/2021 Adjusted EBITDA of $453 million

1) Adjusted EBITDA is a non-GAAP figure. Refer to Appendix for reconciliation of non-GAAP figures.
2) Digital revenues up 33% YoY on same store basis in Q2 2021

GANNETT
33

Sources, Uses and Pro Forma Capitalization

Sources & Uses

Sources

($ in millions)	Amount	% Total
New Senior Secured Debt	$916	91%
Real Estate and Asset Sales	39	4
Cash from Balance Sheet	53	5
Total Sources	**$1,008**	**100%**

Uses

($ in millions)	Amount	% Total
Refinanced Term Loan B Balance	$899	89%
Principal and Amortization Prepayments of Term Loan B	53	5
Mandatory Prepayment from Real Estate Sales	39	4
Other Expenses	17	2
Total Uses	**$1,008**	**100%**

Transaction Overview

- Proceeds from the transaction will be used to refinance the Existing Facility and pay associated fees and expenses
- Pro forma first lien net leverage and pro forma net leverage will be 1.8x and 3.1x, respectively, based on LTM PF 6/30/2021 Adj. EBITDA[3] of $453 million with the following financing structure:
  - Up to $550 million First Lien Senior Secured Direct Term Loan
  - New First Lien Senior Secured Notes

Pro Forma Capitalization

($ in millions)	As of 06/30/21	Trans Adj.	PF as of 06/30/21
Cash & Equivalents	**$159**	**($53)**	**$106**
Existing First Lien Term Loan due 2026[1]	$991	($991)	--
New Senior Secured Debt[2]	--	916	916
2nd Lien Convertible Notes due 2027	497	--	497
Total Secured Debt	**$1,488**	**($75)**	**$1,413**
Unsecured Convertible Notes due 2024	3	--	3
Total Debt	**$1,491**	**($75)**	**$1,416**
Pension Liabilities	90		90
Total Debt (Incl. Pension Liabilities)	**$1,581**	**($75)**	**$1,506**
Net Debt (Incl. Pension Liabilities)	**$1,422**	**($22)**	**$1,400**
LTM Adjusted EBITDA[3]	**$453**		**$453**
Total First Lien Leverage	2.2x		2.0x
Net First Lien Leverage	1.8		1.8
Total Leverage	3.5x		3.3x
Net Leverage	3.1		3.1

Source: Company Filings, Bloomberg. As of 6/30/2021 financial statements.
1) Minimum liquidity covenant of $30 million, tested quarterly.
2) First Lien Senior Secured Direct Term Loan and First Lien Senior Secured Notes
3) Adjusted EBITDA is a non-GAAP figure. Refer to Appendix for reconciliation of non-GAAP figures.

GANNETT

34

 Appendix

Continued outperformance of the synergy implementation plan is expected, creating stable ongoing expense savings

	Current Key Milestones	2020 Realized Synergies[1] ($M)	2021E Realized Synergies[1] ($M)	Total Annualized Synergies ($M)
Newspaper Operations	▪ Consolidated 49 sites print manufacturing & distribution sites ▪ 95% of markets utilizing single content management systems ▪ 25% of markets converted to new B2C Circulation platform	$79	~$130	$135+
Corporate/ Procurement	▪ Executive team savings ▪ Consolidated travel and expense platform	$34	~$50	$50+
Other operations	▪ All markets now on common CRM to support sales centralization ▪ All digital campaigns serviced through LOCALiQ solutions	$41	~$95	$95+
Systems	▪ Completed migration from G-Suite to Office365 ▪ Completed conversion to single ERP system ▪ Consolidated data repository for all subscription and customer service data ▪ Enterprise-wide intranet supplying communication and engagement tools	$22	~$40	$45+
Total Realized Synergies		**$176**	**$315**	**$325+**
Total Annualized Synergies		**$246** (2)	**$325** (3)	**$325+**
Identified Annualized Synergies at Merger Close		**$150**	**$300**	**$300**

1) In-year savings realized.
2) Calculated as Q4'20 realized synergies of $61.5mm multiplied by 4.
3) Calculated as Q4'21E realized synergies of $84.5mm multiplied by 4.

GANNETT

36

COVID-19 Pandemic Impact

Gannett quickly responded to the economic impacts from the pandemic, preserving liquidity and pivoting its operations

Key Steps Taken

- Preserved liquidity through:
  - Suspension of dividend; $75M savings in 2020
  - Employer FICA and VAT tax deferral of $44M in 2020
  - Minimizing CapEx; 43% reduction to PY
  - Operating expenses reduced to create $250+M in 2020 savings; distinct from synergies savings

Operations Achievements

- No M&D disruptions, quickly setup new safety and health protocols
- Content teams created new and customized pandemic-related content with special sections and newsletters
- Events team pivoted 240+ events to a virtual format, hosting over 500k attendees virtually in 2020
- B2B marketing created specialized business listings and ad packages focused on helping community businesses to rebuild and let consumer know whether they were operating

Same Store Revenue trend by month



10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-0.9%
-5.0%
-8.4%
-17.4%
-12.4%
-27.5%
-30.5%
-51.3%
-9.5%
-9.9%
-14.0%
-16.5%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar
Print Ad Revenue
Digital Advertising & Marketing Services
Circulation
Other

160K+
USA TODAY COVID-19 Newsletter Subscribers

28
Local market COVID-19 Newsletters

REBUILDING AMERICA

support local.

GANNETT

37

Circulation

Over 70% of circulation revenue is subscription based, with approximately 1.4 million digital only subscribers with expectation to reach 10 million over next 5 years.

Loyal print subscriber base further stabilized by investment in content, product, and customer service to maximize customer lifetime value

- Digital subscription addressable market is 196 million unique visitors (UVs), which makes up 86% of the total internet audience
- Historically, neither legacy company meaningfully invested in the digital-only subscriber space
  - Took top-down approach
  - Did not address individual channel opportunities
  - Did not take data driven approach to subscriber acquisition or product experience
  - Lacked cohesive branding and marketing strategy
- Insights from previous test and roll-outs:
  - Planned pay-meter strategy will increase digital-only subscription conversions by 57%
  - Pricing offers result in 27% more conversions
  - Onsite optimizations, like cart abandonment offers, produce 10+% more conversions

Key highlights[1]

73% Subscription based revenue	**2.3M** Home Delivery subscriptions	**~$32** Home delivery ARPU (monthly)	**60+%** of subscribers with college education
$89M Digital-only subscription revenue	**1.4M** Digital-only subscriptions	**~$6** Digital–only ARPU	**40+%** Annual growth in digital subs

Digital-only subscription growth


0.86M
0.89M
0.98M
1.06M
1.10M
1.22M
1.38M
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21

1) Revenue Q2 2021 LTM, KPIs as of Q2 2021.

GANNETT
38

Digital Marketing Services (DMS)

One place to manage marketing goals in order to drive better value and outcomes for SMBs

National Brand Integration

LOCALiQ
REACHLOCAL
ThriveHive

Market Opportunity

$18.8B
Online SMB ad spend

2%
Estimated current market share

Key Highlights

20k
Total SMB customers

$1.5k+
Avg. monthly campaign value

Digital advertising

- Search
- Social ads
- Display ads
- High impact

Web presence

- SEO
- Websites
- Live chat
- Listings
- Reviews

Marketing software

- Lead management
- Marketing automation
- Analytics

Revenue Mix by Product


Display 9%
Email 3%
Web & Presence 8%
Social Adv 10%
Search 70%

GANNETT
39

Advertising

Unrivaled scale matched with unique local-to-national reach

- Authentic, trusted brand partner – balanced, brand-safe content
- Offer products across our owned and operated print and digital sites
  - Editorial sponsorships
  - Branded content
  - CTV
  - Podcasts
  - Newsletters
  - Affiliate links
  - Social
  - Video
  - Shoppable video
  - Programmatic

#6 in Digital Reach among Media Peers[1]



200M
163M
162M
157M
139M
134M
94M
89M
78M
78M
HUFFPOST
Microsoft
The Weather Company
NBC NEWS
CNN
USA TODAY NETWORK
Insider Inc.
FOX NEWS
The Washington Post
The New York Times

Key highlights[2]

$828M Print ad revenue	**250+** Local U.S daily newspapers	**120+** Local U.K. community newspapers	**46** States across the U.S.
$404M Digital ad revenue	**1 in 2** U.S. adults reached	**$235+M** National advertising revenue	**90%** USA TODAY advertising is digital

Revenue Mix

2017



Digital Classified 5%
Digital Media 16%
Print advertising 79%

2021 Q2 LTM



Digital Media 29%
Print advertising 67%
Digital Classified 4%

1) Unique visitors from July 2021 ComScore (inclusive of US only).
2) Q2 2021 LTM Revenue, KPIs as of Q1 2021.

GANNETT

40

Events & Promotions

Building community experiences across the U.S. and U.K., both in-person and virtually

Revenue Mix



Print Sponsorships 26%
Races & Ticket Sales 51%
Digital Sponsorships & Promotions 23%

Representative events

SPORTS AWARDS USA TODAY

RUGGED RACES

WONDER WOMAN RUN SERIES VIRTUAL RUN

best

Annual Events Held

COVID-19 disrupted plans, but virtual events reached significant audience since multiple communities engaged in a single event



16
136
255
384
432
350
213
308
2015
2016
2017
2018
2019
2020
2021

210+
Events hosted in 2020

500k+
Event attendees

10M
Active opt-in database from events

+45%
# of Events expected in 2021

Promotional

- Revenue generation through community engagement and lead generation promotions
- Aligned with Gannett DMS selling of email, mobile, social and sales/traffic drivers
- Opt-in email database of over 4.5 million

Tentpole

- **High School Sports Awards**
  - Largest high school sports recognition program in the U.S. hosted by top NFL talent
  - 54 virtual shows in 2020; 104 markets in 2021
- **America's Community Choice Awards**
  - 100 planned events in 2021

Expos / Festivals

- Columbus Home & Garden show returned to in person, generating $900K despite pandemic restrictions
- American Influencer Awards (AIA) is 1st of "influencer" series and doubled 2020 voters

Endurance events

- Largest active endurance race company in the U.S.
- Partnerships with Warner Brothers for virtual races including Wonder Woman, Elf and Batman in 2020
  - Friends and Game of Thrones debuting in 2021

GANNETT
41

Company Legal Structure  Gannett Co., Inc. (NYSE: GCI)  Gannett Holdings LLC (Issuer of Secured Notes/Borrower of Direct Term Loan)  Gannett Media Corp.   Operating subsidiaries

 Reconciliations

 AEBITDA Reconciliation

 Gannett Non-GAAP Reconciliation